UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2025

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 20, 2025, the Seventh Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) of Intercontinental Exchange, Inc. (the “Company”) became effective, which (1) extends existing limitations on stockholder voting and ownership to security-based swap execution facilities (“SBSEFs”) since the Company’s subsidiary ICE Swap Trade, LLC has registered with the U.S. Securities and Exchange Commission (the “SEC”) as an SBSEF, (2) expands existing requirements relating to SEC review of amendments to the Certificate of Incorporation so long as the Company controls, directly or indirectly, an SBSEF and (3) updates the address of the Company’s registered agent, which change was previously effected pursuant to the Certificate of Change of Address of Registered Office of Registered Agent pursuant to Section 134(a) of Title 8 of the Delaware Code, as filed in the Office of the Secretary of State of Delaware by our registered agent, United Agent Group, Inc., on November 8, 2023.

The Certificate of Incorporation was previously approved by the Board of Directors of the Company on February 28, 2025. The Certificate of Incorporation was previously approved by the Company’s stockholders on May 16, 2025. Each of the registered national securities exchanges (including the New York Stock Exchange) that is a subsidiary of the Company is required to file proposed amendments to the Company’s certificate of incorporation with the SEC. Each of the registered national securities exchanges that is a subsidiary of the Company has met this requirement, which permits the Company to take the final actions to make the Certificate of Incorporation effective. The Company filed the Certificate of Incorporation with the Secretary of State of the State of Delaware on August 20, 2025, at which time the Certificate of Incorporation became effective.

The foregoing description is qualified in its entirety by reference to the full text of the Company’s Seventh Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Seventh Amended and Restated Certificate of Incorporation of Intercontinental Exchange, Inc., effective August 20, 2025.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2025	INTERCONTINETAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel